NATIONWIDE MUTUAL FUNDS
Nationwide Bond Fund
Nationwide Enhanced Income Fund
Nationwide Government Bond Fund
Nationwide Money Market Fund
Nationwide Short Duration Bond Fund

Supplement dated December 13, 2011
to the Prospectus dated March 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective January 1, 2012, the following changes shall apply only to the Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund:

1.
Where an investor is eligible to purchase Class A shares without the imposition of any front-end sales charge, either because of the size of the purchase, rights of accumulation or a letter of intent discount, the Distributor may pay a “finder’s fee” to such investor’s broker or other financial intermediary.

2.
A contingent deferred sales charge (CDSC) of up to 0.50% will be charged on Class A shares redeemed within 18 months of purchase if the investor paid no sales charge on the original purchase and a finder’s fee was paid.

3.	The following information is added to page 31 of the Prospectus under the heading “Purchasing Class A Shares without a Sales Charge”:

Contingent Deferred Sales Charge on Certain Sales of Class A Shares (“Finder’s Fee”) (Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund)

Amount of Purchase	$250,000 to $24,999,999	$25 million or more
If sold within	18 months	18 months
Amount of CDSC	0.50%	0.25%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE